1 Atlantic Capital Bancshares, Inc. (ACBI) Investor Presentation August 2, 2016

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the expected growth opportunities and cost savings from the transaction with First Security Group, Inc. (“First Security”) may not be fully realized or may take longer to realize than expected; (2) revenues following the transaction with First Security and recent branch sales may be lower than expected as a result of deposit attrition, increased operating costs, and customer loss and business disruption may be greater than expected; (3) diversion of management time on merger related issues; (4) changes in asset quality and credit risk; (5) the cost and availability of capital; (6) customer acceptance of the combined company’s products and services; (7) customer borrowing, repayment, investment and deposit practices; (8) the introduction, withdrawal, success and timing of business initiatives; (9) the impact, extent, and timing of technological changes; (10) severe catastrophic events in our geographic area; (11) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (12) the U.S. legal and regulatory framework, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act could adversely affect the operating results of the combined company; (13) the interest rate environment may compress margins and adversely affect net interest income; (14) changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; (15) our ability to determine accurate values of certain assets and liabilities; (16) adverse behaviors in securities, public debt, and capital markets, including changes in market liquidity and volatility; (17) our ability to anticipate interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; (18) unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; (19) adequacy of our risk management program; (20) increased costs associated with operating as a public company; (21) competition from other financial services companies in the companies’ markets could adversely affect operations; and (22) other factors described in Atlantic Capital’s reports filed with the Securities and Exchange Commission and available on the SEC’s website (www.sec.gov). 2

Non-GAAP Financial Information Statements included in this presentation include non-GAAP financial measures and should be read long with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) operating net income; (ii) operating non-interest expense; (iii) operating provision for loan losses, (iv) taxable equivalent net interest margin, (v) efficiency ratio (vi) operating return on assets; (vii) operating return on equity: (viii) tangible common equity and (ix) deposits excluding deposits assumed in branch sales, in its analysis of the Company's performance. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 3

Proprietary & Confidential Overview  Atlantic Capital was organized in 2006 and completed an initial equity capital raise of $125 million in 2007  Focused on banking:  Small to mid-sized enterprises with revenues up to $250 million  Highly-select group of institutional caliber commercial real estate developers and investors  Principals of our commercial clients, professionals and their practices  Differentiated by providing superior expertise, competitive capabilities, and high touch service delivery  Completed acquisition of First Security on October 31, 2015  Public market liquidity and value by listing shares on NASDAQ  Geographic diversification into Eastern Tennessee  Business mix diversification  Sold 7 offices in Eastern Tennessee as part of repositioning of First Security’s retail business  Closed in 2nd quarter of 2016 4

Proprietary & Confidential Atlantic Capital Strategy Become a premier southeastern business and private banking company  Investing in people and capabilities to accelerate organic growth and build profitability  Results are evidence of meaningful progress  Attractive interest rate risk position  Completed acquisition of First Security on October 31, 2015  Ongoing evaluation of new market expansion through mergers and acquisitions and de novo entry  Patient and disciplined approach with focus on shareholder value Accelerated Organic Growth Strategic Expansion 5

Proprietary & Confidential Atlantic Capital Highlights  Opened in 2007 to serve middle market companies in southeastern US  Organically grew to $1.4 billion in assets despite market downturn  Well positioned to capitalize on Atlanta market recovery, new market expansion and higher interest rates  Supplemented by recently completed strategic acquisition of First Security  Leadership continuity in key markets  Broad experience in all business lines  Focused on small to mid-sized companies and private banking services to individuals  Initiatives in place to maintain robust top line growth  Operating model will produce enhanced efficiencies going forward  Consistently high asset quality  NPAs/total assets 0.07% as of June 30, 2016 Organic Growth Story in Desirable Markets Experienced Management Team Attractive Business Mix Strong Growth Prospects Disciplined Risk Management 6

Legacy ACB Loans Held for Investment $1,046 $1,791 $1,887 $1,942 Financial Highlights  Total loans held for investment increased:  $55 million, or 2.9%, from March 31, 2016 and  $151 million, or 8.5%, from year end  Total deposits (excluding deposits assumed in branch sales) increased:  $74 million, or 3.5%, from March 31, 2016 and  $109 million, or 5.3%, from year end Dollars in millions *excluding deposits sold in branch sales. This is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on page 21 for more details. Deposits* Total Assets 7 Combined Bank $1,382 $2,639 $2,725 $2,808 $1,129 $2,049 $2,085 $2,158 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2015 Q4 2015 Q1 2016 Q2 2016

$0.13 $0.44 $0.38 $0.55 $0.62 $0.14 $0.15 Q1 Q2 2016 2016 Financial Highlights Dollars in thousands *Operating noninterest income, operating diluted earnings and efficiency ratio are non-GAAP financial measures that exclude merger-related expenses and net gain on sale of branches. Please see “Non-GAAP Reconciliation” on page 21 for more details. $2,797 $2,888 $3,875 $5,342 $9,399 $4,420 $4,995 64.2% 73.5% 75.9% 69.1% 68.8% 75.2% 72.0% 8 Efficiency Ratio* Operating Noninterest Income* Diluted Earnings Per Share – Operating* 2.99% 2.75% 2.75% 2.85% 2.98% 3.26% 3.05% 3.12% 3.00% 2011 2012 2013 2014 2015 Net Interest Margin 2011 2012 2013 2014 2015 Q1 Q2 2016 2016 2011 2012 2013 2014 2015 Q1 Q2 2016 2016 2011 2012 2013 2014 2015 Q1 Q2 2016 2016 excludes purchase accounting adjustments

1.39% 1.44% 1.32% 1.10% 1.06% 0.93% 0.95% Q1 Q2 2016 2016 0.71% 0.43% 0.36% 0.12% 0.40% 0.08% 0.07% Superior Credit Quality 9 0.79% 0.49% 0.36% 0.00% 0.45% 0.02% 0.05% Allowance for Loan Losses / Total Loans Non-Performing Loans / Total Loans Non-Performing Assets / Total Assets 1.43% -0.32% 0.02% -0.01% 0.05% 0.35% 0.00% Net Charge Offs / Total Average Loans Q1 Q2 2016 2016 2011 2012 2013 2014 2015 Q1 Q2 2016 2016 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015 Q1 Q2 2016 2016 2011 2012 2013 2014 2015 YTD 2016: 0.17%

Asset Sensitivity Change in Net Interest Income 10 6.7% 14.5% 22.8% 7.3% 15.7% 24.4% 0% 5% 10% 15% 20% 25% 30% Up 100 bps Up 200 bps Up 300 bps 1 Year 2 Years As of June 30, 2016:  60% of loans are variable rate  28% of deposits are noninterest bearing

Diversified Loan Mix Dollars in thousands Loans Held For Investment at Jun. 30, 2016 11 Loan Growth by Type Jun. 30, 2016 Dec. 31, 2015 YTD Change Loans held for investment Commercial loans: Commercial and industrial 508,516$ 467,083$ 41,433$ Commercial real estate: Multifamily 79,144 78,778 366 Owner occupied 351,419 320,656 30,763 Investment 431,633 446,979 (15,346) Construction and land: 1-4 family residential construction 9,611 6,609 3,002 Other construction, development and land 199,536 159,749 39,787 Mortgage warehouse loans 126,108 84,350 41,758 Total commercial loans 1,705,967 1,564,204 141,763 Residential: Residential mortgages 103,313 110,381 (7,068) Home equity 80,321 80,738 (417) Total residential loans 183,634 191,119 (7,485) Consumer 29,788 30,451 (663) Other 28,168 6,901 21,267 1,947,557 1,792,675 154,882 (5,420) (2,006) (3,414) Total loans held for investment 1,942,137$ 1,790,669$ 151,468$ Less net deferred fees and other unearned income C&I Owner Occupied CRE Construction and land Mortgage Warehouse Residential mortgages Home equity Consumer & Other 26% 18% 11% 7% 5% 4% 26% 3%

Attractive Deposit Mix 28% 11% 1% 42% 8% 10% Noninterest-bearing Interest Checking Savings Money Market Time Brokered 12 Jun. 30, 2016 % of Total Dec. 31, 2015 % of Total Noninterest-bearing 592,043$ 28% 544,561$ 24% Interest checking 231,091 11% 232,868 10% Savings 30,839 1% 28,922 1% Money market 913,094 42% 875,441 39% Time 178,615 8% 183,206 8% Brokered 212,623 10% 183,810 8% Deposits to be assumed in branch sale - 0% 213,410 10% Total Deposits 2,158,305$ 100% 2,262,218$ 100% Cost of deposits 0.35% 0.28% Deposits at Jun. 30, 2016 Deposit Growth by Type Dollars in thousands

First Security Acquisition Rationale  NASDAQ listing  Significant new capital including DTA, equity private placement at premium to TBV, and subordinated notes  More diverse shareholder base  18 offices providing core funding along commercially attractive I-75 corridor  Atlanta: High density of small businesses and commercial enterprises  Chattanooga/Knoxville: Diversified manufacturing and service economies  Atlantic Capital’s Strengths: C&I, CRE and Private Banking; Corporate Treasury and Private Banking Deposits  First Security’s Strengths: Small Business and Specialty Commercial Lending; Small Business and Retail Deposit Channel  Integration plan ensures management continuity with local market presence and significant domain expertise  Significant cost saving and revenue enhancement opportunities  Retains a significant portion of First Security NOLs  Sustains robust loan origination trends and opportunities in strategic markets  Sound credit quality profile limits balance sheet risk  Complementary interest rate risk positions Public Company Value and Liquidity For Shareholders Geographic Expansion Broader Business Mix Compelling Financial Opportunity 13

Creates a leading middle market commercial bank operating along the I-75 corridor Attractive Market Demographics Atlanta-Sandy Springs-Roswell, GA MSA • Total Population 2014: Approximately 5.6 million • 2014-2019 Population Growth: 6.4% projected • Median Household Income 2014: $52,533 • Total Deposits in Market: Approximately $130 billion Chattanooga, TN-GA MSA includes Dalton and Cleveland • Total Population 2014: Approximately 544,000 • 2014-2019 Population Growth: 4.0% projected • Median Household Income 2014: $41,704 • Total Deposits in Market: Approximately $8.5 billion Knoxville, TN MSA • Total Population 2014: Approximately 855,000 • 2014-2019 Population Growth: 3.1% projected • Median Household Income 2014: $44,405 • Total Deposits in Market: Approximately $14.7 billion Source: Nielsen, SNL Financial 14

2016 Priorities 15 Complete integration of the acquired First Security businesses including the realization of estimated cost savings Continue the trajectory of growth and profit improvement in legacy Atlantic Capital businesses Reposition legacy First Security businesses for improved performance Consider further geographic expansion, particularly de novo or team lift-out opportunities in other attractive metropolitan markets

The New Atlantic Capital Three attractive growth markets Focus on corporate, business and private banking Solid relationship deposit funding Sound credit quality Positioned for interest rate increase Pursuing disciplined strategic expansion with a focus on shareholder value Organic Growth Strategic Opportunities 16

APPENDIX

Management Biographies Name and Title Age Experience Patrick Oakes Executive Vice President & Chief Financial Officer 48 • Former Chief Financial Officer of Square 1 Financial, Inc. • Former Executive Vice President and Chief Financial Officer of Encore Bancshares, Inc. • Former Senior Vice President and Treasurer for Sterling Bancshares, Inc. • Chartered Financial Analyst Douglas Williams Chief Executive Officer 58 • Chief Executive Officer of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including Executive Vice President and Head of the Global Corporate Banking Division; Chief Risk Officer for all corporate, institutional, and wholesale banking activities; Executive Vice President and Co-Head of Wachovia’s Capital Markets Division and Executive Vice President and Head of Wachovia’s US Corporate Banking Division • Chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce, the Georgia Chamber of Commerce, and the YMCA of Metropolitan Atlanta and the High Museum of Art and is a Member of the Buckhead Coalition Michael Kramer President, Chief Operating Officer 58 • Chief Executive Officer and President of First Security since December and Chief Executive Officer of FSGBank since 2011 • Former Managing Director of Ridley Capital Group • Former Director, Chief Executive Officer and President of Ohio Legacy Corporation • Former Chief Operating Officer and Chief Technology Officer of Integra Bank Corporation • Serves on the Boards of Chattanooga Chamber of Commerce, Chattanooga United Way, The Tennessee Bankers Association and the Chattanooga Young Life Committee 18

ACBI Historical Balance Sheet

Atlantic Capital Bancshares, Inc.
Consolidated Balance Sheets (interim periods unaudited)

(in thousands, except share and per share data)		June 30, 2016		March 31, 2016		December 31, 2015		June 30, 2015
ASSETS								
Cash and due from banks	$	40,309	$	36,585	$	45,848	$	11,943
Interest-bearing deposits in banks		239,387		91,608		130,900		53,457
Other short-term investments		20,548		32,861		26,137		62,059
Cash and cash equivalents		300,244		161,054		202,885		127,459
Securities available-for-sale		328,370		364,422		346,221		140,716
Other investments		22,575		11,899		8,034		4,811
Loans held for sale		29,061		95,291		95,465		1,768
Loans held for investment		1,942,137		1,886,763		1,790,669		1,056,688
Less: allowance for loan losses		(18,377)		(17,608)		(18,905)		(11,985)
Loans held for investment, net		1,923,760		1,869,155		1,771,764		1,044,703
Branch premises held for sale		–		7,200		7,200		–
Premises and equipment, net		21,770		22,780		23,145		3,345
Bank owned life insurance		61,378		60,981		60,608		30,252
Goodwill and intangible assets, net		31,674		33,914		35,232		1,055
Other real estate owned		951		1,760		1,982		27
Other assets		88,039		96,213		86,244		19,131
Total assets	$	2,807,822	$	2,724,669	$	2,638,780	$	1,373,267
LIABILITIES AND SHAREHOLDERS' EQUITY								
Deposits:								
Noninterest-bearing demand	$	592,043	$	560,363	$	544,561	$	327,775
Interest-bearing checking		231,091		215,176		232,868		115,614
Savings		30,839		29,788		28,922		437
Money market		913,094		862,120		875,441		546,408
Time		178,615		187,750		183,206		16,597
Brokered deposits		212,623		229,408		183,810		96,230
Deposits to be assumed in branch sale		–		197,857		213,410		–
Total deposits		2,158,305		2,282,462		2,262,218		1,103,061
Federal funds purchased and securities sold under agreements to repurchase		14,047		11,824		11,931		30,000
Federal Home Loan Bank borrowings		240,000		60,000		–		85,349
Long-term debt		49,281		49,239		49,197		–
Other liabilities		42,123		26,491		27,442		8,372
Total liabilities		2,503,756		2,430,016		2,350,788		1,226,782
SHAREHOLDERS' EQUITY								
Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of June 30, 2016, March 31, 2016, December 31, 2015 and June 30, 2015		–		–		–		–
Common stock, no par value; 100,000,000 shares authorized; 24,750,163, 24,569,823, 24,425,546, and 13,562,125 shares issued and outstanding as of June 30, 2016, March 31, 2016, December 31, 2015, and June 30, 2015, respectively		289,353		288,270		286,367		136,752
Retained earnings		11,219		6,073		3,141		9,076
Accumulated other comprehensive income (loss)		3,494		310		(1,516)		657
Total shareholders' equity		304,066		294,653		287,992		146,485
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$	2,807,822	$	2,724,669	$	2,638,780	$	1,373,267

19

ACBI Historical Income Statement

Atlantic Capital Bancshares, Inc.
Consolidated Statements of Income (unaudited)

(in thousands except per share data)	Three months ended					Six months ended	
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
INTEREST INCOME							
Loans, including fees	$ 20,282	$ 19,625	$ 16,688	$ 9,423	$ 9,500	$ 39,907	$ 18,451
Investment securities - available-for-sale	1,327	1,601	1,224	664	710	2,928	1,413
Interest and dividends on other interest - earning assets	507	273	328	247	271	780	529
Total interest income	22,116	21,499	18,240	10,334	10,481	43,615	20,393
INTEREST EXPENSE							
Interest on deposits	1,841	1,673	1,355	751	769	3,514	1,511
Interest on Federal Home Loan Bank advances	147	44	7	52	117	191	231
Interest on federal funds purchased and securities sold under agreements to repurchase	87	67	10	20	25	154	49
Interest on long-term debt	832	810	841	17	–	1,642	–
Other	–	38	79	–	–	38	–
Total interest expense	2,907	2,632	2,292	840	911	5,539	1,791
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	19,209	18,867	15,948	9,494	9,570	38,076	18,602
Provision for loan losses	777	368	7,623	(137)	185	1,145	549
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	18,432	18,499	8,325	9,631	9,385	36,931	18,053
NONINTEREST INCOME							
Service charges	1,392	1,498	1,265	521	501	2,890	827
Gains on sale of securities available-for-sale	11	33	–	10	–	44	–
Gains on sale of other assets	31	48	103	–	–	79	–
Mortgage income	447	339	163	–	–	786	–
Trust income	386	314	192	–	–	700	–
Derivatives income	98	65	89	67	65	163	148
Bank owned life insurance	398	393	365	227	1,336	791	1,567
SBA lending activities	1,204	880	904	745	903	2,084	1,261
TriNet lending activities	761	383	–	–	–	1,144	–
Gains on sale of branches	3,885	–	–	–	–	3,885	–
Other noninterest income	267	467	379	159	223	734	407
Total noninterest income	8,880	4,420	3,460	1,729	3,028	13,300	4,210
NONINTEREST EXPENSE							
Salaries and employee benefits	10,420	10,555	9,661	4,859	4,836	20,975	9,578
Occupancy	1,274	1,100	907	419	423	2,374	844
Equipment and software	724	686	608	243	225	1,410	444
Professional services	760	748	1,020	208	273	1,508	382
Postage, printing and supplies	159	169	115	21	18	328	42
Communications and data processing	694	916	555	313	342	1,610	673
Marketing and business development	317	267	197	90	77	584	123
FDIC premiums	493	398	273	161	189	891	355
Merger and conversion costs	1,210	749	7,172	718	756	1,959	1,264
Amortization of intangibles	668	762	526	–	–	1,430	–
Other noninterest expense	2,224	1,916	2,205	639	682	4,140	1,318
Total noninterest expense	18,943	18,266	23,239	7,671	7,821	37,209	15,023
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	8,369	4,653	(11,454)	3,689	4,592	13,022	7,240
Provision for income taxes	3,222	1,722	(3,293)	1,463	1,690	4,944	2,624
NET INCOME (LOSS)	$ 5,147	$ 2,931	$ (8,161)	$ 2,226	$ 2,902	$ 8,078	$ 4,616
Net income (loss) per common share - basic	$ 0.21	$ 0.12	$ (0.40)	$ 0.16	$ 0.21	$ 0.33	$ 0.34
Net income (loss) per common share - diluted	$ 0.20	$ 0.12	$ (0.40)	$ 0.16	$ 0.21	$ 0.32	$ 0.33
Weighted average shares - basic	24,644,755	24,485,900	20,494,895	13,562,125	13,552,820	24,565,328	13,509,441
Weighted average shares - diluted	25,158,694	24,993,597	21,004,577	13,904,395	13,895,090	25,082,968	13,846,975

20

Non-GAAP Reconciliation

(in thousands, except per share data)	2016 Second Quarter	2016 First Quarter	2015 Fourth Quarter	2015 Third Quarter	2015 Second Quarter
Interest income reconciliation					
Interest income - taxable equivalent	$ 22,190	$ 21,553	$ 18,270	$ 10,345	$ 10,492
Taxable equivalent adjustment	(74)	(54)	(30)	(11)	(11)
Interest income - GAAP	$ 22,116	$ 21,499	$ 18,240	$ 10,334	$ 10,481
Net interest income reconciliation					
Net interest income - taxable equivalent	$ 19,283	$ 18,921	$ 15,978	$ 9,505	$ 9,581
Taxable equivalent adjustment	(74)	(54)	(30)	(11)	(11)
Net interest income - GAAP	$ 19,209	$ 18,867	$ 15,948	$ 9,494	$ 9,570
Total revenue reconciliation					
Total operating revenue	$ 23,341	$ 23,341	$ 19,438	$ 11,234	$ 12,609
Taxable equivalent adjustment	(54)	(54)	(30)	(11)	(11)
Total revenue - GAAP	$ 23,287	$ 23,287	$ 19,408	$ 11,223	$ 12,598
Operating provision for loan losses reconciliation					
Operating provision for loan losses	$ 777	$ 368	$ 859	$ (137)	$ 185
Provision for acquired non PCI FSG loans	-	-	6,764	-	-
Provision for loan losses - GAAP	$ 777	$ 368	$ 7,623	$ (137)	$ 185
Operating noninterest income reconciliation					
Operating noninterest income	$ 4,995	$ 4,420	$ 3,460	$ 1,729	$ 3,028
Gain on sale of branches	3,885	-	-	-	-
Noninterest income - GAAP	$ 8,880	$ 4,420	$ 3,460	$ 1,729	$ 3,028
Operating noninterest expense reconciliation					
Operating noninterest expense	$ 17,428	$ 17,517	$ 16,067	$ 6,953	$ 7,065
Merger related charges	1,210	749	7,172	718	756
Divestiture expenses	305	-	-	-	-
Noninterest expense - GAAP	$ 18,943	$ 18,266	$ 23,239	$ 7,671	$ 7,821
Operating income before income taxes reconciliation					
Operating income before income taxes	$ 6,073	$ 5,456	$ 2,512	$ 4,418	$ 5,359
Taxable equivalent adjustment	(74)	(54)	(30)	(11)	(11)
Merger related charges	(1,210)	(749)	(7,172)	(718)	(756)
Divestiture expenses	(305)	-	-	-	-
Gain on sale of branches	3,885	-	-	-	-
Provision for acquired non PCI FSG loans	-	-	(6,764)	-	-
Income (loss) before income taxes - GAAP	$ 8,369	$ 4,653	$ (11,454)	$ 3,689	$ 4,592

(in thousands, except per share data)	2016 Second Quarter	2016 First Quarter	2015 Fourth Quarter	2015 Third Quarter	2015 Second Quarter
Income tax reconciliation					
Operating income tax expense	$ 2,381	$ 2,065	$ 2,117	$ 1,749	$ 1,991
Taxable equivalent adjustment	(74)	(54)	(30)	(11)	(11)
Merger related charges, tax benefit	(467)	(289)	(2,769)	(275)	(290)
Divestiture expenses, tax benefit	(118)	-	-	-	-
Gain on sale of branches, tax expense	1,500	-	-	-	-
Provision for acquired non PCI FSG loans, tax benefit	-	-	(2,611)	-	-
Income tax expense - GAAP	$ 3,222	$ 1,722	$ (3,293)	$ 1,463	$ 1,690
Net income reconciliation					
Operating net income	$ 3,692	$ 3,391	$ 395	$ 2,669	$ 3,368
Merger related charges, net of income tax	(743)	(460)	(4,403)	(443)	(466)
Divestiture expenses, net of income tax	(187)	-	-	-	-
Gain on sale of branches, net of income tax	2,385	-	-	-	-
Provision for acquired non PCI FSG loans, net of income tax	-	-	(4,153)	-	-
Net income - GAAP	$ 5,147	$ 2,931	$ (8,161)	$ 2,226	$ 2,902
Diluted earnings per share reconciliation					
Diluted earnings per share - operating	$ 0.15	$ 0.14	$ 0.02	$ 0.19	$ 0.24
Merger related charges	(0.03)	(0.02)	(0.42)	(0.03)	(0.03)
Net gain on sale of branches	0.08	-	-	-	-
Diluted earnings per share - GAAP	$ 0.20	$ 0.12	$ (0.40)	$ 0.16	$ 0.21
Efficiency ratio reconciliation					
Operating noninterest income	$ 4,995	$ 4,420	$ 3,460	$ 1,729	$ 3,028
Gain on sale of branches	3,885	-	-	-	-
Noninterest income - GAAP	$ 8,880	$ 4,420	$ 3,460	$ 1,729	$ 3,028
Operating noninterest expense	$ 17,428	$ 17,517	$ 16,067	$ 6,953	$ 7,065
Merger-related charges	1,210	749	7,172	718	756
Divestiture expenses	305	-	-	-	-
Noninterest expense - GAAP	$ 18,943	$ 18,266	$ 23,239	$ 7,671	$ 7,821
Net interest income	19,209	18,867	15,948	9,494	9,570
Efficiency ratio	72.00%	75.22%	82.79%	61.95%	56.08%

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